UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2022

W.W. GRAINGER, INC.

(Exact name of Registrant as Specified in Charter)

Illinois	1-5684	36-1150280
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Grainger Parkway, Lake Forest, Illinois	60045-5201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 535-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	GWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07        Submission of Matters to a Vote of Security Holders.

(a)	An annual meeting of shareholders of W.W. Grainger, Inc. (the “Company”) was held on April 27, 2022.

(b)	The number of shares issued, outstanding and eligible to vote at the meeting as of its record date of March 7, 2022 was 51,102,235.

At the meeting:

Management’s nominees were elected as directors of the Company for the ensuing year.  Of the 46,693,095 shares present in person or represented by proxy at the meeting, the number of shares voted for, the number of shares withheld/against (or abstained), and the number of broker non-votes were as follows with respect to each of the nominees:

Name	Shares Voted for Election	Shares Withheld/Against (or Abstained)	Broker Non-Votes
R. C. Adkins	39,628,741	4,104,800	2,959,554
V. A. Hailey	41,021,774	2,711,767	2,959,554
K. D. Jaspon	43,402,358	331,183	2,959,554
S. L. Levenick	40,425,767	3,307,774	2,959,554
D. G. Macpherson	40,187,038	3,546,503	2,959,554
N. S. Novich	40,866,629	2,866,912	2,959,554
B. R. Perez	42,956,782	776,759	2,959,554
M. J. Roberts	42,446,653	1,286,888	2,959,554
E. S. Santi	42,030,994	1,702,547	2,959,554
S. Slavik Williams	43,297,963	435,578	2,959,554
L. E. Watson	43,337,204	396,337	2,959,554
S. A. White	42,047,622	1,685,919	2,959,554

A proposal to ratify the appointment of Ernst & Young LLP as independent auditor of the Company for the year ending December 31, 2022 was approved.  Of the 46,693,095 shares present or represented by proxy at the meeting, 45,542,037 shares were voted for the proposal, 1,139,320 shares were voted against the proposal and 11,738 shares abstained from voting with respect to the proposal.

A non-binding advisory proposal to approve the compensation of the Company’s Named Executive Officers was approved.  Of the 46,693,095 shares present or represented by proxy at the meeting, 40,022,596 shares were voted for the proposal, 3,586,692 shares were voted against the proposal and 124,253 shares abstained from voting with respect to the proposal. There were 2,959,554 broker non-votes.

A proposal to approve the W.W. Grainger, Inc. 2022 Incentive Plan was approved. Of the 46,693,095 shares present or represented by proxy at the meeting, 41,687,523 shares were voted for the proposal, 1,734,754 shares were voted against the proposal and 311,264 shares abstained from voting with respect to the proposal. There were 2,959,554 broker non-votes.

Item 9.01        Financial Statement and Exhibits.

(d)	Exhibits.

10.1	W.W. Grainger, Inc. 2022 Incentive Plan, incorporated by reference to Appendix C of the Company’s Definitive Proxy Statement on Schedule 14A filed on March 17, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2022

W.W. GRAINGER, INC.

By:	/s/ Hugo Dubovoy, Jr.
	Name:	Hugo Dubovoy, Jr.
	Title:	Vice President, Corporate Secretary